SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2002

Greater Bay Bancorp
(Exact name of registrant as specified in its charter)

California	77-0387041
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 0-25034

2860 West Bayshore Road
Palo Alto, California 94303
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 813-8200

Item 5.    Other Events

On July 17, 2002, the Registrant issued a press release announcing its 2002 second quarter and year to date results. The title and paragraphs 1 through 6, 8 through 9, 11, 13, 15, and 18 through 21 of the press release, which appear as part of Exhibit 99.1, are filed and incorporated herein by reference.

Item 7.    Financial Statements and Exhibits

Exhibits

99.1	Press Release dated July 17, 2002 re 2002 second quarter and year to date results

Item 9.    Regulation FD Disclosure

Paragraphs 7, 10, 12, 14, 16 and 17 (bullet points under 2002 Guidance) of the press release appearing in Exhibit 99.1 are not filed but are furnished pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greater Bay Bancorp (Registrant)

Dated:	July 17, 2002	By:	/s/ LINDA M. IANNONE
Linda M. Iannone Senior Vice President and General Counsel

Exhibit Index

99.1	Press Release dated July 17, 2002 re 2002 second quarter and year to date results